UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 21, 2016
DATE OF EARLIEST EVENT REPORTED: October 21, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 21, 2016, the Board of Directors of PEDEVCO Corp. (the “Company”), amended the Company’s amended and restated bylaws (the “Bylaws”), effective immediately, to reduce the number of shares necessary to constitute a quorum at any meeting of the Company’s stockholders from a ‘majority’ to ‘33 1/3%’, of all shares of stock entitled to vote at any meeting of the Company’s stockholders, present in person or by proxy.
The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the amendment to the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
Exhibit No.	Description
3.1*	Amendment to the Bylaws (October 21, 2016)
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: October 21, 2016	By:	/s/Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1*	Amendment to the Bylaws (October 21, 2016)
* Filed herewith.